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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 16, 2005
                                                         --------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    0-20943                  11-2880025
-----------------------------   -------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


499 Thornall Street
Edison, New Jersey                                   08837
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(Address of Principal Executive Offices)             (Zip Code)


                                 (732) 590-1600
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              (Registrant's telephone number, including area code)



-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.02(b) RESIGNATION OF DIRECTORS.

(b) Resignation of Directors.
On April 16, 2005, Nagarjun Valluripalli voluntarily resigned from the Board of Directors of Intelligroup, Inc. (the "Company") effective immediately.

SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         INTELLIGROUP, INC.

                                         By: /s/ Christian Misvaer
                                             ---------------------
                                         Name: Christian Misvaer
                                         Title: General Counsel and Secretary


Date: April 18, 2005